UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 29, 2017
Date of report (date of earliest event reported)

Raymond James Financial, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

1-9109	59-1517485
(Commission File Number)	(IRS Employer Identification No.)

880 Carillon Parkway St. Petersburg, FL 33716
(Address of Principal Executive Offices)  (Zip Code)

(727) 567-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 30, 2017, the Board of Directors (the “Board”) of Raymond James Financial, Inc., a Florida corporation (the “Company”), approved amendments to amend and restate the Company’s By-laws (the “By-laws”). The By-laws were last amended on February 20, 2015. The amendments to the By-laws relate primarily to changes that fall into the following categories:

Enhancements to Advance Notice Provisions for Shareholder Proposals and Director Nominations

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Enhance the advance notice requirements that shareholders are required to comply with when submitting their advance notice of shareholder proposals and proposed director candidates to be brought before an annual meeting of shareholders to require additional information about each shareholder proponent, all shareholder proposals and all proposed director candidates.

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Specify that, if an advance notice of shareholder proposal and/or proposed director candidates was not properly brought before the meeting in accordance with the By-laws then the chairman of such meeting shall declare to such meeting that such advance notice was improper and not permit such shareholder proposal or proposed director candidate to be brought before such meeting.

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Specify that business and director candidates proposed to be brought before an annual meeting by a shareholder may not be brought before such meeting if such shareholder takes action contrary to the representations made in the advance notice of shareholder proposal and/or proposed director candidates, or if, when submitted, the advance notice contained untrue statements or omissions of facts necessary to make the statements therein not misleading, or, after being submitted to the Company, the advance notice was not updated in accordance with the By-laws.

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Specify that a shareholder is required to update and supplement the advance notice of shareholder proposals and/or proposed director candidates that is submitted to the Company if any of the information contained in the advance notice becomes inaccurate at any time after it is submitted.

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Provide that the Company may request that a shareholder who submits an advance notice of shareholder proposal and/or proposed director candidates provide written verification to demonstrate the accuracy of any information submitted by the shareholder in the advance notice.

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Provide that the Company may request that a shareholder who submits an advance notice of shareholder proposal and/or proposed director candidates provide a written supplement to update the information contained in any previously submitted advance notice.

•
Require a proposing shareholder to specifically identify in the advance notice of shareholder proposal and/or proposed director candidates by way of an express cross-reference how the information being provided therein is intended to comply with a specific advance notice requirement of the By-laws.

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Prohibit a proposing shareholder from incorporating by reference into an advance notice of proposed business and/or proposed director candidates information from other documents, including those publicly available, which are not prepared in response to the requirements of the By-laws.

•
Require a proposing shareholder submitting an advance notice of shareholder proposal and/or proposed director candidates to represent and warrant that all information contained therein is true, accurate and complete in all respects and contains no false and misleading statements, and to further indicate that the proposing shareholder intends for the Company and the Board to rely on such information as being true, accurate and complete in all respects and not containing any false or misleading statements.

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Require a proposing shareholder to submit its own timely and proper advance notice of shareholder proposals and/or proposed director candidates notwithstanding any notice of the annual meeting sent to shareholders on behalf of the Company that may seek to bring similar items of business before the meeting.

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Provide that in the event that the number of directors to be elected to the Board is increased and there is no public disclosure made by the Company naming all of the nominees for director or specifying the size of the increased Board at least one hundred (100) calendar days prior to the one-year anniversary date of the immediately preceding year's annual meeting of shareholders, an advance notice of proposed director candidates shall also be considered timely, but only with respect to candidates for any new director vacancies created by such increase, and only with respect to a shareholder who had, prior to such increase in the size of the Board, previously submitted to the Company a proper and timely advance notice of proposed director candidates, if such notice is received by the Company not later than the close of business on the tenth (10th) calendar day following the day on which such public disclosure of such new director vacancies is first made by the Company.

Enhancements to Provisions for Special Meetings of Shareholders

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Specify that, for business to be properly brought before a special meeting of shareholders, it must be (i) specified in the Company’s notice of meeting given by or at the direction of the Board, (ii) if not specified in the notice of meeting provided by or at the direction of the Board, otherwise properly brought before the special meeting by or at the direction of the Board, (iii) with respect to the election of directors, provided that the Board has called a special meeting of shareholders for the purpose of electing one or more directors to the Board, by any shareholder of the Company who complies in all respects with the requirements in the By-laws regarding advance notices of director nominations, or (iv) otherwise properly requested to be brought before a special meeting requested by shareholders of record as of the record date fixed in accordance with the By-laws who hold, in the aggregate, at least ten percent (10%) of the voting power of the outstanding shares of the Company.

•
Require shareholders seeking to call a special meeting of shareholders or request that a record date be set for such meeting to provide a notice to the Company containing informational disclosures substantially similar to those required in advance notices applicable to shareholder proposals and/or proposed director candidates that a shareholder proposes to bring before an annual meeting of shareholders.

•
Provide that the Company may request that a shareholder seeking to call a special meeting of shareholders or request that a record date be set for such meeting provide written verification to demonstrate the accuracy of any information submitted by the shareholder in such demand or request.

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Provide that the Company may request that a shareholder seeking to call a special meeting of shareholders or request that a record date be set for such meeting provide a written supplement to update the information contained in any previously submitted notice in such demand or request.

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Require a shareholder seeking to call a special meeting of shareholders or request that a record date be set for shareholders to call such meeting to specifically identify in the demand or request by way of an express cross-reference how the information being provided is intended to comply with a specific requirement of the By-laws.

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Prohibit a shareholder seeking to call a special meeting of shareholders or request that a record date be set for such meeting from incorporating by reference into a demand or request information from other documents, including those publicly available, which are not prepared in response to the requirements of the By-laws.

•
Require a shareholder seeking to call a special meeting of shareholders or request that a record date be set for such meeting to represent and warrant that all information contained in the request or demand is true, accurate and complete in all respects and contains no false and misleading statements and to further indicate that the shareholder intends for the Company and the Board to rely on such information as being true, accurate and complete in all respects and not containing any false or misleading statements.

Enhancements to Provisions for Shareholder Action by Written Consent

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Delete the provision providing that a request to set a record date for determining shareholders entitled to take action by written consent, when no prior action is required by the Board, requires consents constituting at least 10% of the voting power of the outstanding shares such that no ownership threshold is now required to be met for shareholders to set a record date for actions by written consent.

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Provide that in the event of the delivery of written consents to take corporate action and/or any related revocations, the Company shall engage independent inspectors of elections for the purpose of performing promptly a review of the validity of the consents and revocations.

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Provide that no written consent shall be effective to take corporate action unless, among other things, the inspector of election certification process contemplated by the By-laws with respect to actions by written consent has been complied with.

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Require shareholders seeking to take action by written consent or request that a record date be set for shareholders to take action by written consent to provide a notice to the Company containing informational disclosures substantially similar to those required in advance notices applicable to director nominations and other business proposed to be brought before an annual meeting of shareholders.

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Provide that the Company may request that a shareholder seeking to take action by written consent or request that a record date be set for shareholders to take action by written consent provide written verification to demonstrate the accuracy of any information submitted by the shareholder in such request.

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Provide that the Company may request that a shareholder seeking to take action by written consent or request that a record date be set for shareholders to take action by written consent provide a written supplement to update the information contained in any previously submitted request.

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Require a shareholder seeking to take action by written consent or request that a record date be set for shareholders to take action by written consent to specifically identify in the request by way of an express cross-reference how the information being provided is intended to comply with a specific requirement of the By-laws.

•
Prohibit a shareholder requesting that a record date be set for shareholders to take action by written consent from incorporating by reference into such request information from other documents, including those publicly available, which are not prepared in response to the requirements of the By-laws.

•
Require a shareholder requesting that a record date be set for shareholders to take action by written consent to represent and warrant that all information contained in the request is true, accurate and complete in all respects and contains no false and misleading statements and to further indicate that the shareholder intends for the Company and the Board to rely on such information as being true, accurate and complete in all respects and not containing any false or misleading statements.

Revisions to Provisions Relating to Indemnification and Advancement of Expenses

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Clarify the circumstances in which the Company is required to indemnify any director or officer of the Company made, or threatened to be made, a party or a witness to any proceeding, by or in the right of the Company.

•
Clarify the circumstances in which the Company is required to indemnify a director or officer of the Company made, or threatened to be made, a party or a witness to any proceeding, other than one by or in the right of the Company.

•	Delete the provisions requiring that indemnification be approved in writing, in certain instances, by the Chief Executive Officer of the Company.

•
Revise the provision regarding the advancement of expenses to provide that the Company shall advance the payment of expenses to any person entitled to indemnification under the By-laws in advance of the final adjudication of any proceeding within ten (10) days after the receipt by the Company of appropriate documentation from the indemnified person.

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Provide that the advancement of expenses to an indemnified person shall be made only upon delivery to the Company of an Undertaking and that the Company shall not impose on an indemnified person additional conditions to the advancement of expenses or require from the indemnified person additional undertakings regarding repayment.

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Provide that advancements of expenses to an indemnified person shall not be required to be secured, shall not bear interest and shall be made without regard to the indemnified person’s ability to repay the expenses.

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Provide that, if a claim under the indemnification and advancement provisions of the By-laws is not paid in full by the Company, the indemnified person may bring suit against the Company to recover the unpaid amount of the claim.

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Provide that the right to indemnification and the advancement of expenses conferred in the By-laws is not exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled.

•	Provide that the Company is specifically authorized to enter into an agreement with any indemnified person relating to the right to indemnification or the advancement of expenses.

•	Provide that the rights of indemnification and advancement of expenses provided in the By-laws shall continue as to any person who has ceased to serve the Company in an official capacity.

•	Provide that the obligations of the Company to indemnify and advance expenses to an indemnified person shall be considered a contract right between the Company and such indemnified person.

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Clarify that the intent of the indemnification and advancement provisions of the By-laws is to provide for indemnification to the fullest extent permitted by the Florida Business Corporations Act and any other applicable laws of the State of Florida to any person who is deemed to have satisfied the applicable standard of conduct set forth under the By-laws.

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Provide that the Company may grant rights to indemnification and to the advancement of expenses to any employee or agent of the Company to the fullest extent that such rights are granted to directors and officers of the Company under the By-laws.

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Provide that the Company may maintain insurance for indemnification whether or not the Company would have the power to indemnify a person against such expense, liability or loss under the Florida Business Corporations Act.

•	Provide that the Company would not be obligated to provide indemnification or advancement of expenses in a limited number of enumerated situations.

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Provide that the knowledge and/or actions, or failure to act, of one person, shall not be imputed to any other person for purposes of determining the right to indemnification or advancement of expenses.

Provisions Relating to Shareholder Meetings and Board Matters

•	Specify the procedures to be followed to call and set the date, time and place for meetings of shareholders.

•
Add provisions relating to electronic transmissions and communications, including permitting electronic shareholder meetings, electronic Board meetings, electronic notices of Board and shareholder meetings, and electronic consents of directors to Board action.

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Specify the various means by which shareholder proposals or proposed director candidates can be properly brought before an annual meeting of shareholders, including, but not limited to, how a shareholder can properly bring a proposal or proposed director candidates before an annual meeting.

•	Specify in greater detail the prerequisites for any shareholder to bring any shareholder proposals or proposed director candidates before an annual meeting of shareholders.

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Provide for the ability of the Board to postpone or cancel any previously scheduled annual or special meeting of the shareholders by resolution of the Board upon public notice given prior to the time previously scheduled for such meeting of shareholders.

Other Provisions

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Provide various miscellaneous provisions applicable to the By-laws with respect to section headings, gender references, by-law provisions being additional and supplemental to provisions of law, interpretation of the By-laws, applicability of By-law provisions if inconsistent with applicable law or the Company’s Articles of Incorporation, and evidence of authority of Company action.

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Require that, in addition to any other notice required by the By-laws, any by-law amendments must be specifically identified in a notice of Board or shareholder meeting to amend the By-laws along with the text of any such proposed amendment and/or any resolution calling for any such amendment.

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Make various other "clean-up" changes to the By-laws including, but not limited to, grammatical and other typographical corrections; formatting changes; revisions to headings, titles and captions; and defining and capitalizing certain terms.

The foregoing description of the various amendments included in the By-laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the By-laws adopted by the Board on November 30, 2017, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference in this Item 5.03 in its entirety.

Item 7.01 Regulation FD Disclosure

On November 30, 2017, the Company issued a press release announcing that, on November 29, 2017, the Board of Directors had declared a quarterly cash dividend on shares of its common stock of $0.25 per share, up 13.6 percent from $0.22 per share in the previous quarter, payable on January 17, 2018 to shareholders of record on January 3, 2018. A copy of this press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report, including Exhibit 99.1 hereto, is being "furnished" and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the Company specifically states that the information or exhibit in this particular report is incorporated by reference).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.

3.1 By-laws of Raymond James Financial, Inc., Amended and Restated as of November 30, 2017

99.1 Press release, dated November 30, 2017, issued by Raymond James Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYMOND JAMES FINANCIAL, INC.

Date:	December 5, 2017	By:	/s/ Jeffrey P. Julien
Jeffrey P. Julien
Executive Vice President - Finance,
Chief Financial Officer and Treasurer